Tax	6 Months Ended
Jun. 30, 2015
Tax
21 Tax
The income tax expense of CHF 590 million recorded in 2Q15 mainly reflected the impact of the geographical mix of results and the effect of a New York City tax law change. This change in tax law required a remeasurement and decrease of existing deferred tax assets arising from timing differences and resulted in an additional tax charge of CHF 189 million.
The presentation of income tax expense and deferred tax assets and liabilities is in accordance with ASC Topic 740 – Income Taxes – Interim Reporting.
The quarterly income tax expense includes the impact of the continuous reassessment of the estimated annual effective tax rate as well as the impact of items that need to be recorded in the specific interim period in which they occur.
Net deferred tax assets related to net operating losses, net deferred tax assets on temporary differences and net deferred tax liabilities are presented in the following manner. Nettable gross deferred tax liabilities are allocated on a pro-rata basis to gross deferred tax assets on net operating losses and gross deferred tax assets on temporary differences. This approach is aligned with the underlying treatment of netting gross deferred tax assets and liabilities under the Basel III framework. Valuation allowances have been allocated against such deferred tax assets on net operating losses first with any remainder allocated to such deferred tax assets on temporary differences. This presentation is considered the most appropriate disclosure given the underlying nature of the gross deferred tax balances.
As of June 30, 2015, the Group had accumulated undistributed earnings from foreign subsidiaries of CHF 5.4 billion which are considered indefinitely reinvested. The Group would need to accrue and pay taxes on these undistributed earnings if such earnings were repatriated. No deferred tax liability was recorded in respect of those amounts as these earnings are considered indefinitely reinvested. It is not practicable to estimate the amount of unrecognized deferred tax liabilities for these undistributed foreign earnings.
The Group is currently subject to ongoing tax audits, inquiries and litigation with the tax authorities in a number of jurisdictions, including Brazil, the Netherlands, the US, the UK and Switzerland. Although the timing of completion is uncertain, it is reasonably possible that some of these will be resolved within 12 months of the reporting date. It is reasonably possible that there will be a decrease between zero and CHF 38 million in unrecognized tax benefits within 12 months of the reporting date.
The Group remains open to examination from federal, state, provincial or similar local jurisdictions from the following years onward in these major countries: Japan – 2012; Switzerland – 2010; Brazil – 2010; the UK – 2009; the US – 2006; and the Netherlands – 2005.
Effective tax rate
in	2Q15	1Q15	2Q14	6M15	6M14
Effective tax rate (%)	35.6	31.6	(88.7)	33.7	60.8
Tax expense reconciliation
in	2Q15
CHF million
Income tax expense computed at the Swiss statutory tax rate of 22%	364
Increase/(decrease) in income taxes resulting from
Foreign tax rate differential	55
Changes in tax law and rates	189
Other non-deductible expenses	87
Changes in deferred tax valuation allowance	(55)
Lower taxed income	(71)
Income taxable to noncontrolling interests	(4)
Change in recognition of outside basis difference	(19)
Other	44
Income tax expense	590
Foreign tax rate differential
2Q15 included a foreign tax charge of CHF 55 million in respect of earnings in higher tax jurisdictions, such as the US, as well as earnings in lower tax jurisdictions, such as Singapore.
Changes in tax law and rates
2Q15 included a tax expense of CHF 189 million related to the change in New York City tax laws.
Other non-deductible expenses
2Q15 included the impact of non-deductible interest expenses of CHF 56 million, non-deductible bank levy costs and other non-deductible expenses of CHF 31 million.
Changes in deferred tax valuation allowance
2Q15 included the impact of the decrease of valuation allowances of CHF 84 million mainly in respect of three of the Group’s operating entities, two in the UK and one in Switzerland, and an increase of valuation allowances of CHF 29 million mainly in respect of one of the Group’s operating entities in the UK, related to estimated current year earnings.
Lower taxed income
2Q15 included the impact of a beneficial earnings mix in one of the Group’s operating entities in Switzerland of CHF 20 million, a CHF 19 million income tax benefit related to non-taxable life insurance income, CHF 12 million relating to non-taxable foreign exchange gains and CHF 20 million related to exempt offshore income.
Change in recognition of outside basis difference
2Q15 included a CHF 19 million income tax benefit related to an increase of the outside basis difference relating to Swiss subsidiary investments.
Other
2Q15 included a tax charge of CHF 54 million relating to the increase of tax contingency accruals partially offset by a tax benefit of CHF 11 million relating to the reassessment of deferred tax balances in one of the Group’s operating entities in Switzerland and a tax benefit from prior year adjustments of CHF 8 million. The remaining balance included various smaller items.
Net deferred tax assets
end of	2Q15	1Q15
Net deferred tax assets (CHF million)
Deferred tax assets	5,154	5,768
of which net operating losses	1,119	1,384
of which deductible temporary differences	4,035	4,384
Deferred tax liabilities	(120)	(74)
Net deferred tax assets	5,034	5,694